SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                         -------------------------


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                               July 21, 1999
                        ----------------------------
                     (Date of earliest event reported)


                            CINCINNATI BELL INC.
                       ------------------------------
           (Exact name of registrant as specified in its charter)



     Ohio                       1-8519                    31-1056105
  ----------                  -----------                 ----------
 (State or other              (Commission              (I.R.S. Employer
 jurisdiction of                  File                  Identification
 organization)                  Number)                     Number)





          201 East Fourth Street
               Cincinnati, Ohio                              45202
    ------------------------------------                   ----------
   (Address of principal executive offices)                (Zip Code)



                               (513) 397-9900
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events


          The press release of Cincinnati Bell Inc. (the "Company") and IXC Communications, Inc. ("IXC") dated July 21, 1999 is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

          Certain financial and other information regarding IXC and the Company is attached hereto as Exhibit 99.2 and incorporated herein by reference.

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CINCINNATI BELL INC.

                                        by:
                                          /s/ THOMAS E. TAYLOR
                                          ---------------------------
                                           Name: Thomas E. Taylor
                                           Title: General Counsel and
                                           Secretary



Date: July 21, 1999

                               Exhibit Index



    Exhibit No.                      Exhibit                     Page No.
-----------------        ----------------------------------      --------
       99.1           Press Release of the Company and IXC
                      dated July 21, 1999.

       99.2           Certain Financial and Other Information.